Investment Strategy - MFG Core Infrastructure Fund	Oct. 23, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategy.
Strategy Narrative [Text Block]

The Fund is in the process of liquidating its assets and winding up its business pursuant to a Plan of Liquidation and Dissolution and will no longer actively pursue its investment strategy or investment objective. The following disclosure describes the Fund’s investment strategy prior to the implementation of the Plan of Liquidation and Dissolution.

Under normal market conditions, the Fund invests at least 80% of its net assets in the equity securities of infrastructure companies. Equity securities in which the Fund invests as part of its principal investment strategy consist of common stocks, stapled securities (an equity security comprised of multiple parts) and Real Estate Investment Trusts (“REITs”) of infrastructure companies. The Fund will concentrate in the infrastructure sector and utilities industry. The Fund will invest in both U.S. and non-U.S. companies of all market capitalizations, with a minimum market capitalization of U.S. $500 million at the time of investment. With respect to its non-U.S. investments, the Fund invests in companies located in developed countries but may also invest in emerging markets as part of its principal investment strategy.

The Fund’s subadviser, Magellan Asset Management Limited doing business as Magellan Investment Partners (“Magellan Investment Partners”), seeks to provide investors with exposure to the infrastructure sector and to deliver stable investment returns relative to other equity funds. The Fund invests in a diversified portfolio of securities of infrastructure companies that Magellan Investment Partners has determined have an appropriate capital structure, are likely to generate reliable income streams and are likely to benefit from inflation protection. The Fund’s portfolio will typically comprise 70-100 securities.